UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Meetinghouse Bancorp, Inc.
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January 7, 2014

Dear Fellow Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Meetinghouse Bancorp, Inc.  We will hold the meeting at the Phillips Old Colony House, 780 Morrissey Blvd., Dorchester, Massachusetts, on Wednesday, February 19, 2014, at 8:30 a.m., local time.

The notice of annual meeting and the proxy statement appearing on the following pages describe the formal business to be transacted at the meeting.  During the meeting, we also will report on the operations of the Company.  Directors and officers of the Company, as well as a representative of Shatswell, MacLeod & Company, P.C., the Company’s independent registered public accounting firm, will be present to respond to appropriate questions from shareholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own.  To make sure your shares are represented, we urge you to return a completed proxy card.  If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

We look forward to seeing you at the meeting.

Sincerely,

/s/ Anthony A. Paciulli
Anthony A. Paciulli
President and Chief Executive Officer

MEETINGHOUSE BANCORP, INC.

2250 Dorchester Avenue

Dorchester, Massachusetts 02124

(617) 298-2250

NOTICE OF 2014 ANNUAL MEETING OF SHAREHOLDERS

TIME AND DATE	8:30 a.m., local time, Wednesday, February 19, 2014

PLACE	Phillips Old Colony House
780 Morrissey Blvd.
Dorchester, Massachusetts

ITEMS OF BUSINESS	(1) The election of three directors to serve for a term of three years;

(2) The approval of the Meetinghouse Bancorp, Inc. 2014 Equity Incentive Plan;

(3) The ratification of the selection of Shatswell, MacLeod & Company, P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2014; and

(4) The transaction of such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

RECORD DATE	In order to vote, you must have been a shareholder at the close of business on December 16, 2013.

PROXY VOTING

It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the accompanying proxy card or the voting instruction card sent to you. Voting instructions are printed on the proxy card. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Daniel T. Flatley
Daniel T. Flatley
Corporate Secretary

Dorchester, Massachusetts

January 7, 2014

MEETINGHOUSE BANCORP, INC.

PROXY STATEMENT

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of Meetinghouse Bancorp, Inc. for the 2014 annual meeting of shareholders and for any adjournment or postponement of the annual meeting.  In this proxy statement, we may also refer to Meetinghouse Bancorp, Inc. as “Meetinghouse Bancorp,” the “Company,” “we,” “our” or “us.”

Meetinghouse Bancorp is the holding company for Meetinghouse Bank.  In this proxy statement, we may also refer to Meetinghouse Bank as the “Bank.”

We will hold the annual meeting at the Phillips Old Colony House, 780 Morrissey Blvd., Dorchester, Massachusetts, on Wednesday, February 19, 2014, at 8:30 a.m., local time.

We intend to mail and provide online access to this proxy statement and a proxy card to shareholders of record beginning on or about January 7, 2014.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD ON FEBRUARY 19, 2014

This Proxy Statement is available at http://www.cfpproxy.com/7643.  Also available at this website address is the Company’s 2013 Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, which includes the Company’s audited consolidated financial statements.

INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

You are entitled to vote your shares of Meetinghouse Bancorp common stock if the records of the Company show that you held your shares as of the close of business on December 16, 2013.  As of the close of business on December 16, 2013, a total of 661,250 shares of Meetinghouse Bancorp common stock were outstanding.  Each share of common stock has one vote.

The Company’s Articles of Incorporation provide that record holders of the Company’s common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote with respect to the shares held in excess of the 10% limit.

Ownership of Shares; Attending the Meeting

You may own your shares of common stock of Meetinghouse Bancorp in one or more of the following ways:

•                                          Directly in your name as shareholder of record;

•                                          Indirectly through a broker, bank or other holder of record in “street name”; or

•                                          Indirectly through the Meetinghouse Bank Employee Stock Ownership Plan (the “ESOP”) and Trust.

If your shares are registered directly in your name, you are the holder of record of those shares and we are sending these proxy materials directly to you.  As the holder of record, you have the right to give your proxy directly to us to vote at the annual meeting or you may vote in person at the annual meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you.  As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials.  Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet.  Please see the instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement.  If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting.  Examples of proof of ownership are a recent brokerage account statement or a letter from your bank or broker.  If you want to vote your shares of Meetinghouse Bancorp common stock held in street name in person at the annual meeting, you must obtain a written proxy in your name from the broker, bank or other holder who is the record holder of your shares.

Participants in the ESOP may direct the ESOP trustee how to vote the shares allocated to their accounts.  See “Participants in the ESOP” below.

Quorum and Vote Required

Quorum.  We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy.

Votes Required for Proposals.  At this year’s annual meeting, shareholders will elect three directors to serve for a term of three years.  In voting on the election of directors, you may vote in favor of all the nominees, withhold your vote as to all nominees, or withhold your vote as to certain nominees.  There is no cumulative voting for the election of directors.  Directors must be elected by a plurality of the votes cast at the annual meeting.  This means that the nominee(s) receiving the largest number of votes cast will be elected up to the maximum number of directors to be elected at the annual meeting.  The maximum number of directors to be elected at the annual meeting is three.

In voting on the proposal to approve the Meetinghouse Bancorp, Inc. 2014 Equity Incentive Plan, you may vote in favor of the proposal, vote against the proposal or abstain from voting.  The affirmative vote of a majority of the votes cast at the annual meeting is required to approve this proposal.

In voting on the ratification of the appointment of Shatswell, MacLeod & Company, P.C. as the Company’s independent registered public accounting firm, you may vote in favor of the proposal, vote against the proposal or abstain from voting.  The affirmative vote of a majority of the votes cast at the annual meeting is required to approve this proposal.

Effect of Not Casting Your Vote

If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of directors (Item 1 of this Proxy Statement) and in the vote on the 2014 Equity Incentive Plan (Item 2 of this Proxy Statement).  Your bank or broker does not have discretion to vote your uninstructed shares in the election of directors and in the vote on the 2014 Equity Incentive Plan.  Therefore, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors or in the vote on the 2014 Equity Incentive Plan, no votes will be cast on your behalf.  These are referred to as “broker non-votes.”  Your bank or broker, however, does have discretion to vote any uninstructed shares on the ratification of the selection of the Company’s independent registered public accounting firm (Item 3 of this Proxy Statement).  If you are a shareholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the annual meeting.

How We Count the Votes

If you return valid proxy instructions or attend the meeting in person, we will count your shares to determine whether there is a quorum, even if you abstain from voting.  Broker non-votes also will be counted to determine the existence of a quorum.

In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In counting votes on the proposal to approve the Meetinghouse Bancorp, Inc. 2014 Equity Incentive Plan, we will not count abstentions and broker non-votes as votes cast.  Therefore, abstentions and broker non-votes will have no effect on the outcome of the proposal.

In counting votes on the proposal to ratify the selection of the independent registered public accounting firm, we will not count abstentions and broker non-votes as votes cast.  Therefore, abstentions and broker non-votes will have no effect on the outcome of the proposal.

Voting by Proxy

The Board of Directors of Meetinghouse Bancorp is sending you this proxy statement for the purpose of requesting that you allow your shares of Meetinghouse Bancorp common stock to be represented at the annual meeting by the designated proxies named by the Board of Directors.  All shares of Meetinghouse Bancorp common stock represented at the annual meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card.  If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.

The Board of Directors recommends a vote:

•                                          “FOR ALL” of the nominees for director;

•                                          “FOR” the approval of the Meetinghouse Bancorp, Inc. 2014 Equity Incentive Plan; and

•                                          “FOR” the ratification of Shatswell, MacLeod & Company, P.C. as the Company’s independent registered public accounting firm.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment as to how to vote your shares.  This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies.  If the annual meeting is postponed or adjourned, your Meetinghouse Bancorp common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy.  The Company does not know of any other matters to be presented at the annual meeting.

You may revoke your proxy at any time before the vote is taken at the annual meeting.  To revoke your proxy, you must either advise the Company’s Corporate Secretary in writing before your shares have been voted at the annual meeting, deliver valid proxy instructions with a later date, or attend the annual meeting and vote your shares in person.  Attendance at the annual meeting will not in itself constitute revocation of your proxy.

Participants in the ESOP

If you participate in the ESOP, you will receive a voting instruction form for all shares you may vote under the plan.  Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each participant in the ESOP may direct the trustee how to vote the shares of Company common stock allocated to his or her account.  The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of common stock held by the ESOP and all allocated shares for which no timely voting instructions are received in the same proportion as shares for which it has received valid voting instructions.  The deadline for returning your voting instructions to the ESOP trustees is February 12, 2014.

CORPORATE GOVERNANCE

General

The Company periodically reviews its corporate governance policies and procedures to ensure that it meets the highest standards of ethical conduct, reports results with accuracy and transparency and fully complies with the laws, rules and regulations that govern its operations.  As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for the Company.

Director Independence

The Company’s Board of Directors currently consists of seven members.  All of the directors are independent under the listing standards of the Nasdaq Stock Market, except for Anthony A. Paciulli who we employ as our President and Chief Executive Officer.  In determining the independence of its directors, the Board of Directors considered transactions, relationships and arrangements between the Company and its directors that are not required to be disclosed in this proxy statement under the heading “Other Information Relating to Directors and Executive Officers—Transactions With Related Persons,” including loans or lines of credit that the Bank has, directly or indirectly, made to Richard W. Shea.

Board Leadership Structure and Board’s Role in Risk Oversight

The Board of Directors of Meetinghouse Bancorp has determined that the separation of the offices of Chairman of the Board and of President and Chief Executive Officer enhances Board independence and oversight.  Moreover, the separation of these offices allows the President and Chief Executive Officer to better focus on his growing responsibilities of managing the daily operations of Meetinghouse Bancorp and Meetinghouse Bank, while allowing the Chairman of the Board to lead the Board of Directors in its fundamental role of providing advice to and independent oversight of management.  Richard W. Shea currently serves as our Chairman of the Board and is independent under the listing requirements of the Nasdaq Stock Market.

To further strengthen the regular oversight of the full Board of Directors, various committees of Meetinghouse Bancorp’s Board of Directors are comprised of independent directors.  These committees are the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee.  See “Committees of the Board of Directors.”

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success.  We face a number of risks, including credit risk, interest rate risk, liquidity risk,

operational risk, strategic risk and reputation risk.  Management is responsible for the day-to-day management of risks Meetinghouse Bancorp faces, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management.  In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.  Senior management also attends Board meetings and is available to address any questions or concerns raised by the Board of Directors on risk management and any other matters.

Committees of the Board of Directors

The following table identifies our standing committees and their members.  The members of the Audit, Compensation, and Nominating and Corporate Governance Committees are considered independent according to the relevant listing standards of the Nasdaq Stock Market.  The charters of the Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee are available in the Investor Relations section of the Bank’s website (www.meetinghousebank.com).

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
John C. Driscoll
William J. Fitzgerald	X	X	X
Daniel T. Flatley
Barry T. Hannon	X
Paul G. Hughes	X*
Anthony A. Paciulli
Richard W. Shea		X*	X*
Number of Meetings in Fiscal Year 2013 (1)	12	4	2

*                 Denotes Chairperson

(1)         Includes committee meetings for Meetinghouse Bank.

Audit Committee.  The Board of Directors has a separately-designated standing Audit Committee established in accordance with requirements of the Securities Exchange Act of 1934, as amended.  The Audit Committee meets periodically with the Company’s independent registered public accounting firm and management to review accounting, auditing, internal control structure and financial reporting matters.  The Board of Directors has determined that Paul G. Hughes is an “audit committee financial expert” under the rules of the Securities and Exchange Commission.  The report of the Audit Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement.  See “Report of the Audit Committee.”

Compensation Committee.  The Compensation Committee approves the compensation objectives for the Company and the Bank, establishes the compensation for the Company’s and Bank’s senior management and conducts the performance review of the President and Chief Executive Officer.  The Compensation Committee reviews all components of compensation, including salaries, cash incentive plans, long-term incentive plans and various employee benefit matters.  Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors.  The Committee also assists the Board of Directors in evaluating potential candidates for executive positions.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee assists the Board of Directors in: (i) identifying individuals qualified to become Board members, consistent with criteria approved by the Board; (ii) recommending to the Board the director nominees for the next annual meeting; (iii) implementing policies and practices relating to corporate governance, including implementation of and monitoring adherence to corporate governance guidelines; (iv) leading the Board in its annual review of the Board’s performance; and (v) recommending director nominees for each committee

Minimum Qualifications for Director Nominees.  The Nominating and Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors.  A candidate must meet the eligibility requirements set forth in the Company’s Bylaws, which include a requirement that the candidate not have been subject to certain criminal or regulatory actions.  A candidate also must meet any qualification requirements set forth in any Board of Directors or committee governing documents.

If a candidate is deemed eligible for election to the Board of Directors, the Nominating and Corporate Governance Committee will then evaluate the following criteria in selecting nominees:

•                                          contributions to the range of talent, skill and expertise of the Board of Directors;

•                                          financial, regulatory and business experience, knowledge of the banking and financial service industries, familiarity with the operations of public companies and ability to read and understand financial statements;

•                                          familiarity with the Company’s market area and participation in and ties to local businesses and local civic, charitable and religious organizations;

•                                          personal and professional integrity, honesty and reputation;

•                                          the ability to represent the best interests of the shareholders of the Company and the best interests of the institution;

•                                          the ability to devote sufficient time and energy to the performance of his or her duties; and

•                                          independence as that term is defined under applicable Securities and Exchange Commission and stock exchange listing criteria.

The Nominating and Corporate Governance Committee also will consider any other factors it deems relevant, including diversity, competition, size of the Board of Directors and regulatory disclosure obligations.

With respect to nominating an existing director for re-election to the Board of Directors, the Nominating and Corporate Governance Committee will consider and review an existing director’s attendance and performance at Board meetings and at meetings of committees on which he serves; length of Board service; the experience, skills and contributions that the existing director brings to the Board; and independence.

Director Nomination Process.  The process that the Nominating and Corporate Governance Committee follows to identify and evaluate individuals to be nominated for election to the Board of Directors is as follows:

For purposes of identifying nominees for the Board of Directors, the Nominating and Corporate Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the communities the Bank serves.  The Nominating and Corporate Governance Committee will also consider director candidates recommended by shareholders according to the policy and procedures set forth below.  The Nominating and Corporate Governance Committee has not used an independent search firm to identify nominees.

In evaluating potential nominees, the Nominating and Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the criteria set forth above.  If such individual fulfills these criteria, the Nominating and Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.

Considerations of Recommendations by Shareholders.  The policy of the Nominating and Corporate Governance Committee is to consider director candidates recommended by shareholders who appear to be qualified to serve on the Company’s Board of Directors.  The Nominating and Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors.  To avoid the unnecessary use of the Nominating and Corporate Governance Committee’s resources, the Nominating and Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Shareholders.  To submit a recommendation of a director candidate to the Nominating and Corporate Governance Committee, a shareholder should submit the following information in writing, addressed to the Chairman of the Nominating and Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Company:

1.                                      The name of the person recommended as a director candidate;

2.                                      All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.                                      The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.                                      As to the shareholder making the recommendation, the name and address of such shareholder as they appear on the Company’s books; provided, however, that if the shareholder is not a registered holder of the Company’s common stock, the shareholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.                                      A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of shareholders, the recommendation must be received by the Nominating and Corporate Governance Committee at least 120 calendar days before the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting, advanced by one year.

Board and Committee Meetings

The business of Meetinghouse Bancorp and Meetinghouse Bank is conducted through meetings and activities of their respective Boards of Directors and committees.  During the fiscal year ended September 30, 2013, the Board of Directors of Meetinghouse Bancorp held 12 meetings and the Board of

Directors of Meetinghouse Bank held 12 meetings.  No director attended fewer than 75% of the total meetings of the Boards of Directors and of the committees on which that director served.

Directors Attendance at Annual Meeting

The Board of Directors encourages directors to attend the Company’s annual meeting of shareholders.  All of the directors attended the Company’s annual meeting of shareholders in 2013.

Code of Ethics and Business Conduct

Meetinghouse Bancorp has adopted a Code of Ethics and Business Conduct (the “Code of Ethics”) that is designed to ensure that the Company’s directors and employees meet the highest standards of ethical conduct.  The Code of Ethics, which applies to all employees and directors, addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations.  In addition, the Code of Ethics is designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations.

REPORT OF THE AUDIT COMMITTEE

The Company’s management is responsible for the Company’s internal control over financial reporting.  The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America.  The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm.  Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm.  The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, including the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent registered public accounting firm the firm’s independence from the Company and its management.  In concluding that the independent registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit.  The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal control over financial reporting and the overall quality of the Company’s financial reporting process.

In performing all of these functions, the Audit Committee acts only in an oversight capacity.  In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in their report, express an opinion on the conformity of the Company’s financial statements to accounting principles generally accepted in the United States of America.  The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal control over financial reporting designed to assure compliance with accounting standards and applicable laws and regulations.  Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with accounting principles generally accepted in the United States of America, that the audit of the Company’s financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the Company’s independent registered public accounting firm is in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2013 for filing with the Securities and Exchange Commission.  The Audit Committee has appointed, subject to shareholder ratification, Shatswell, MacLeod & Company, P.C. to be the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2014.

The Audit Committee of the Board of Directors

of Meetinghouse Bancorp, Inc.

Barry T. Hannon

Paul G. Hughes

William J. Fitzgerald

DIRECTORS’ COMPENSATION

The following table provides the compensation received by the individuals who served as non-employee directors of the Company during the fiscal year ended September 30, 2013.  The table excludes perquisites, which did not exceed $10,000 in the aggregate for each director.

	Fees Earned or Paid in Cash	All Other Compensation	Total
John C. Driscoll	$7,300	$—	$7,300
William J. Fitzgerald	9,250	—	9,250
Daniel T. Flatley	9,250	—	9,250
Ralph Gordon(1)	2,625	—	2,625
Barry T. Hannon	9,250	—	9,250
Paul G. Hughes	9,250	—	9,250
Richard Ng(2)	5,050	—	5,050
Richard W. Shea	10,825	—	10,825

(1)         Mr. Gordon retired as a director of both the Company and the Bank effective December 18, 2012.

(2)         Mr. Ng resigned as a director of both the Company and the Bank effective March 29, 2013.

Retainer and Meeting Fees For Directors.  The following table sets forth the applicable retainers and fees paid to our directors for their service on the Board of Directors of Meetinghouse Bank for the fiscal year ended September 30, 2013.

Monthly fee for Chairman of the Board	$925
Monthly fee for all other Board members	700

Meetinghouse Bancorp pays each of its directors an annual retainer of $1,000.

STOCK OWNERSHIP

The following table provides information as of December 16, 2013 about the beneficial owners known to Meetinghouse Bancorp that own more than 5% of the Company’s outstanding common stock and the shares of Meetinghouse Bancorp common stock that may be considered to be beneficially owned by each director, by each nominee for director, by each named executive officer listed in the “Summary Compensation Table” and by all directors and executive officers of the Company as a group.  A person may be considered to beneficially own any shares of common stock over which he has, directly or indirectly, sole or shared voting or investment power.  Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown and none of the named individuals has pledged his shares.

	Number of Shares Owned		Percent of Common Stock Outstanding(1)

Meetinghouse Bank Employee Stock Ownership Plan and Trust 2250 Dorchester Avenue Dorchester, MA 02124	46,287	(2)	7.0%

Directors:
John C. Driscoll	500		*
William J. Fitzgerald	12,000	(3)	1.8
Daniel T. Flatley	10,000	(4)	1.5
Barry T. Hannon	10,000		1.5
Paul G. Hughes	25,000	(5)	3.8
Anthony A. Paciulli	15,600		2.4
Richard W. Shea	15,000		2.3
Executive Officers Who Are Not Directors:
Wayne Gove	750		*
Steven K. Borgerson	4,145		*
All directors and executive officers as a group (9 persons)	92,995		14.1%

*                       Less than 1%.

(1)               Based on 661,250 shares outstanding at December 16, 2013.

(2)               Based solely on a schedule 13G filed with the Securities and Exchange Commission on February 13, 2013.  ESOP shares are held in a suspense account for future allocation among participants as the loan used to purchase the shares is repaid.  Shares held by the ESOP trust and allocated to the accounts of participants are voted by the trustee according to the participants’ instructions and unallocated shares and shares for which instructions are not provided are voted by the trustee in the same ratio as ESOP participants direct the voting of allocated shares, subject to the fiduciary duties of the trustee.

(3)               Includes 2,000 shares held by spouse.

(4)               Includes 10,000 shares held by trust.

(5)               Includes 10,000 shares held by spouse.

ITEMS OF BUSINESS TO BE VOTED ON BY SHAREHOLDERS

Item 1 — Election of Directors

The Company’s Board of Directors is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year.  Three directors will be elected at the annual meeting to serve for a three-year term, or until their successors have been elected and qualified.  The nominees are Barry T. Hannon, Paul G. Hughes and Anthony A. Paciulli, who are currently directors of both the Company and the Bank.  There are no family relationships among the directors.

The Board of Directors intends to vote the proxies solicited by it in favor of the election of all of the nominees named above.  If any nominee is unable to serve, the persons named in the proxy card will vote your shares to approve the election of any substitute proposed by the Board of Directors.  Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board of Directors.  At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

The Board of Directors recommends a vote “FOR ALL” of Barry T. Hannon, Paul G. Hughes and Anthony A. Paciulli as directors.

Information regarding the Board of Directors’ nominees and the directors continuing in office is provided below.  Unless otherwise stated, each individual has held his current occupation for the last five years.  The age indicated in each individual’s biography is as of September 30, 2013.  The indicated period for service as a director includes service as a director of Meetinghouse Bank.

Board Nominees for Terms Ending in 2016

Barry T. Hannon retired in 2010 as an attorney.  He was a sole practitioner specializing in real estate law and family law.  Age 77.  Director since 1986.

As a retired attorney, Mr. Hannon provides the Board of Directors with important knowledge and insight necessary to assess the legal issues inherent to the business of the Company and Meetinghouse Bank.

Paul G. Hughes retired in 1996 from Brown Brothers Harriman & Co., a privately-held financial institution providing individuals and corporations with expertise in corporate banking, mergers and acquisitions advisory, investment management, wealth management, and investor relations.  Age 74.  Director since 1983.

Mr. Hughes’ financial institutions industry background provides the Board of Directors with substantial management and leadership experience.

Anthony A. Paciulli has served as the President and Chief Executive Officer of Meetinghouse Bank since March 2004.  Mr. Paciulli previously served as a Managing Director of Rockland Trust Company in Rockland, Massachusetts from 2001 to 2004.  Before joining Rockland Trust Company, Mr. Paciulli served as the Senior Lending Officer at Abington Bank in Abington, Massachusetts.  Age 64.  Director since 2006.

Mr. Paciulli’s extensive knowledge of the Company’s and Meetinghouse Bank’s operations, along with his former experience in the banking industry and involvement in business and civic organizations in the communities that we serve, affords the Board of Directors with valuable insight regarding the business and operations of the Company and Meetinghouse Bank.  Mr. Paciulli’s

knowledge of all aspects of our business, combined with his success and strategic vision, position him well to continue to serve as our President and Chief Executive Officer.

Directors Continuing in Office with Terms Ending in 2014

Daniel T. Flatley is the Corporate Secretary of Meetinghouse Bancorp and the Clerk of Meetinghouse Bank.  He is a Vice President of The Flatley Company in Braintree, Massachusetts.  The Flatley Company is one of the largest commercial real estate development companies in the Northeast.  Age 55.  Director since 1992.

Mr. Flatley’s background offers the Board of Directors substantial commercial, construction and development experience, specifically within the region in which Meetinghouse Bank conducts its business, and provides the Board of Directors with valuable insight regarding the local business and consumer environment.  In addition, Mr. Flatley’s background provides the Board of Directors with critical experience in certain real estate matters, which are essential to the business of Meetinghouse Bank.

John C. Driscoll has been employed by The Driscoll Agency, an insurance agency, since 1981 and has served as its President since 2009.  Age 54.  Director since 2012.

Mr. Driscoll business background and strong ties to the local community offers the Board of Directors extensive financial and business development experience.

Richard W. Shea is a dentist specializing in general dentistry in West Roxbury, Massachusetts.  He is also a professor at Tufts University School of Dental Medicine.  Age 51.  Director since 1995.

Mr. Shea has strong ties to the community through his dental practice and provides the Board of Directors with opportunities to continue to serve the local community.  He also is a strong advocate of Meetinghouse Bank through his civic and community involvement.

Director Continuing in Office with a Term Ending in 2015

William J. Fitzgerald is a Managing Director and the Chief Financial Officer of General Catalyst Partners, a venture capital firm, located in Cambridge, Massachusetts.  Age 55.  Director since 1992.

Mr. Fitzgerald’s background offers the Board of Directors substantial small company experience, and provides the Board with valuable insight regarding the business and consumer environment.  In addition, Mr. Fitzgerald offers the Board significant business experience from a setting outside of the financial services industry.

Item 2 — Approval of the Meetinghouse Bancorp, Inc. 2014 Equity Incentive Plan

On November 19, 2013, the Company’s Board of Directors adopted, subject to shareholder approval at the annual meeting, the Meetinghouse Bancorp, Inc. 2014 Equity Incentive Plan (the “2014 Plan”).  The 2014 Plan will become effective as of the date of its approval by the Company’s shareholders.

Each employee and director of the Company and its affiliates may participate in the 2014 Plan.  A summary of the 2014 Plan follows.  This summary is qualified in its entirety by the full text of the 2014 Plan, which is attached to this proxy statement as Appendix A.

The Board of Directors recommends that shareholders vote “FOR” the approval of the Meetinghouse Bancorp, Inc. 2014 Equity Incentive Plan.

Summary of the 2014 Plan

Purpose.  We believe the 2014 Plan promotes the Company’s success by linking the personal interests of the employees and directors of the Company and its affiliates to the interests of the Company’s shareholders and by providing participants with an incentive for outstanding performance.

Permissible Awards.  The 2014 Plan authorizes awards in any of the following forms:

•                                          Options to purchase shares of Company common stock, which may either be non-statutory stock options or incentive stock options under Section 422 of the U.S. Internal Revenue Code (the “Code”); and

•                                          Restricted stock grants, which may be subject to restrictions on transferability and forfeiture.

Shares Available for Awards.  Subject to adjustment as provided in the 2014 Plan, the 2014 Plan reserves a total of 92,575 shares of common stock for issuance pursuant to awards granted under the 2014 Plan, of which up to 26,450 shares may be granted in the form of restricted stock awards and up to 66,125 shares may be granted in the form of stock options, representing 4% and 10%, respectively, of the shares of stock issued in our initial public offering.

Administration.  We expect a committee appointed by the Board of Directors, which will consist of at least two disinterested directors (the “Committee”), will administer the 2014 Plan.  However, at times, the Board of Directors may administer the 2014 Plan.  The Committee will designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions of awards; establish, adopt or revise any rules and regulations it deems advisable to administer the 2014 Plan; and make all other decisions and determinations necessary under the 2014 Plan.

Options.  The 2014 Plan authorizes the grant of both incentive and non-statutory stock options, both of which are exercisable for shares of Company common stock.  Incentive stock options can only be granted to our employees.  The Committee will determine the exercise price at which a participant may exercise an option.  However, the exercise price may not be less than the fair market value of our common stock on the date of grant.  A participant may pay the option exercise price in the form of cash or check or, when permitted, by (i) delivery of shares of Company common stock; (ii) shares of common stock withheld upon exercise; (iii) cashless exercise; or (iv) a combination of these methods.  At the time of grant, the Committee will determine the term and conditions of an option and the period or periods during which a participant may exercise each option (which may not exceed ten years for incentive and non-statutory stock options, or five years for incentive stock options with respect to an employee who owns more than 10% of the total combined voting power of all classes of our stock).

Restricted Stock Awards.  Restricted stock awards are awards of Company common stock subject to certain conditions, which conditions must be met for the restricted stock award to vest and be earned, in whole or in part, and no longer subject to forfeiture.  The Committee has the authority to determine the nature, length and starting date of the period during which a participant may earn a restricted stock award and will determine the conditions that must be satisfied in order for a restricted stock award to vest.

Performance Awards.  A performance award is a grant of a right to receive shares of Company common stock, which is contingent upon the achievement of performance or other objectives during a specified period.  The Committee has the authority to determine the nature, length and starting date of the period during which a participant may earn a performance award and will determine the conditions that must be satisfied for a performance share to vest.  These conditions may include specific performance objectives, continued service or employment for a specific period of time or a combination of conditions.  The 2014 Plan sets forth some of the business criteria that can be used as a condition of earning a performance award.

Section 162(m) of the Internal Revenue Code.  Section 162(m) of the Internal Revenue Code denies a tax deduction to public companies for compensation paid to certain “covered employees” in a taxable year in excess of $1,000,000, unless the compensation meets certain exceptions, such as performance-based compensation.  Stock options granted at fair market value may qualify as “performance-based compensation” if the plan under which the options are granted is approved by the shareholders and the plan states the maximum number of options that may be granted any individual over a specified period of time.  Under the plan, we may not grant stock options for more than 16,531 shares of common stock to any one person during any one calendar year.  For grants of restricted stock shares to meet the requirements of Section 162(m) of the Internal Revenue Code, shareholders must approve the material provisions of the plan regarding performance goals under which the awards will vest.  The 2014 Plan contains all of these features and will enable awards under the 2014 Plan to qualify for full tax deductibility to the Company under Section 162(m) of the Internal Revenue Code, if we so desire.

Limitations on Transfer; Beneficiaries.  Generally, participants may not assign or transfer awards, other than by will or the laws of descent and distribution or, except in the case of an incentive stock option, by a qualified domestic relations order.  The Committee may permit other transfers, however, where it concludes that a transfer is otherwise appropriate and desirable, taking into account any factors deemed relevant, including, without limitation, applicable state or federal tax or securities laws or regulations.  A participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the participant and receive any distribution with respect to any award upon the participant’s death.

Vesting Requirements; Acceleration Upon Occurrence of Certain Events.  Under the 2014 Plan, awards may be earned over a specified time period and/or by reference to the attainment of specified performance conditions.  Under applicable FDIC rules, awards may vest no more rapidly than at the rate of 33 1/3% per year, beginning on the first anniversary of the grant date.  Subject to this regulatory limitation, the Committee may also include performance-based vesting conditions in any award.  The 2014 Plan identifies a variety of industry-specific performance metrics from which the Committee may choose the vesting conditions applicable to a specific award or portion of an award.  Unless an award agreement provides otherwise, if a participant’s service terminates by reason of death or disability, all of the participant’s outstanding options and restricted stock awards will become fully exercisable and all other vesting restrictions on the outstanding awards will lapse.  The vesting of awards will also accelerate upon a change in control, as defined in the 2014 Plan.

Adjustments.  In the event of a stock split, a dividend payable in shares of Company common stock, or a combination or consolidation of the Company’s common stock into a lesser number of shares, the 2014 Plan provides for the automatic proportionate adjustment of the share authorization limits, and the shares then subject to each award under the 2014 Plan, without any change in the aggregate purchase price for each award.  If the Company is involved in another corporate transaction or event that affects its common stock, such as an extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, combination or exchange of shares, the share authorization limits under the 2014 Plan will be adjusted proportionately and the Committee will adjust the 2014 Plan and outstanding awards as necessary to preserve the benefits or potential benefits of the awards.

New Plan Benefits.  No grants have been made with respect to the shares reserved for issuance under the 2014 Plan.  The number of shares that may be granted to any director, executive officer named in the Summary Compensation Table below or any other employee is not determinable at this time because such grants are subject to the discretion of the Committee.

Termination and Amendment

The Board of Directors or the Committee may, at any time and from time to time, terminate, modify or amend the 2014 Plan.  Shareholders must approve amendments to the 2014 Plan that will materially increase the number of shares of stock issuable under the 2014 Plan, expand the types of awards provided under the 2014 Plan, materially expand the class of participants eligible to participate in the 2014 Plan, materially extend the term of the 2014 Plan, reduce the exercise price of stock options or otherwise constitute a material amendment requiring shareholder approval under applicable stock market or stock exchange listing requirements, laws, policies or regulations.  In addition, the Board of Directors or the Committee may condition any amendment on the approval of the shareholders for any other reason.  No termination or amendment of the 2014 Plan may adversely affect any award previously granted under the 2014 Plan without the written consent of the affected participant.

Prohibition on Repricing

As discussed above under “—Termination and Amendment,” outstanding stock options cannot be repriced, directly or indirectly, without the prior consent of the Company’s shareholders.  The exchange of an “underwater” option (i.e., an option having an exercise price in excess of the current market value of the underlying stock) for another award under the 2014 Plan would be considered an indirect repricing and would, therefore, require the prior consent of the Company’s shareholders.

Certain Federal Income Tax Effects

Non-Statutory Stock Options.  An option holder does not recognize any income upon the grant of a non-statutory stock option under the 2014 Plan.  When the optionee exercises a non-statutory option, however, he or she will recognize ordinary income equal to the excess of the fair market value of the common stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding federal income tax deduction.  Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the optionee held the shares.

Incentive Stock Options.  An option holder typically does not recognize any income upon the grant or exercise of an incentive stock option.  If the optionee holds the option shares for at least two years after the date we grant the option and for one year after receiving the shares upon exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction.  If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the expiration of the required holding periods, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to that same amount.  While the exercise of an incentive stock option may not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price may be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

Restricted Stock/Performance Shares.  Unless a participant makes an election to accelerate recognition of income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a federal income tax deduction at the time a restricted stock award or performance share is granted, provided that the award is subject to restrictions on transfer and is subject to a substantial risk of forfeiture.  When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time.  If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock or performance share, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock on that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time.  Any future income recognized in the stock will be taxable to the participant at capital gains rates.  However, if the participant later forfeits the stock, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

Securities Authorized for Issuance Under Equity Compensation Plans

At September 30, 2013, the Company had not adopted any equity compensation plans.

Item 3 — Ratification of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed Shatswell, MacLeod & Company, P.C. to be the Company’s independent registered public accounting firm for the 2014 fiscal year, subject to ratification by shareholders.  A representative of Shatswell, MacLeod & Company, P.C. is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he or she desire to do so.

If the ratification of the appointment of the independent registered public accounting firm is not approved by a majority of the votes cast by shareholders at the annual meeting, the Audit Committee of the Board of Directors will consider other independent registered public accounting firms.

The Board of Directors recommends that shareholders vote “FOR” the ratification of the appointment of Shatswell, MacLeod & Company, P.C. as the Company’s independent registered public accounting firm.

Audit Fees.  The following table sets forth the fees that Shatswell, MacLeod & Company, P.C. billed to the Company for the fiscal years ended September 30, 2013 and 2012.

	2013	2012
Audit Fees(1)	$35,000	$50,000
Audit-Related Fees(2)	30,000	165,707
Tax Fees(3)	6,300	6,300
All Other Fees	—	—

(1)                                 Audit fees consist of fees for professional services rendered for the audit of the consolidated financial statements included in the Company’s Annual Report on Form 10-K, for the review of financial statements included in the Company’s Quarterly Reports on Form 10-Q and for services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.

(2)                                 Audit-related fees in 2013 consist of fees related to reviews of the Company’s Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.  Audit-related fees in 2012 consist of fees related to the Registration Statement on Form S-1 filed in connection with the Company’s initial public offering.

(3)                                 Tax services fees consist of fees for compliance tax services, including tax planning and advice and preparation of tax returns.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm.  The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm.  In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm.  This approval process ensures that the firm does not provide any non-audit service to the Company that is prohibited by law or regulation.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following information is furnished for the principal executive officer and the principal financial officer of the Company.  No other executive officer received total compensation for the fiscal year ended September 30, 2013, of more than $100,000.  Messrs. Paciulli and Gove are sometimes referred to in this proxy statement as the “named executive officers.”

Name and Principal Position	Year	Salary	Bonus	All Other Compensation		Total
Anthony A. Paciulli	2013	$195,672	$56,935	$17,961	(1)	$270,568
President and Chief Executive Officer	2012	187,000	60,000	17,528		264,528

Wayne Gove	2013	$102,052	$24,939	$5,102	(2)	$132,093
Senior Vice President and Chief Financial Officer	2012	97,558	19,000	4,878		121,436

(1)         Consists of employer contributions to the 401(k) plan ($9,783) and the value of the use of a Bank-owned automobile ($8,178).

(2)         Consists of employer contributions to the 401(k) plan.

Employment Agreement

Meetinghouse Bancorp and Meetinghouse Bank have entered into a three-year employment agreement with Anthony A. Paciulli.  The employment agreement provides for a three-year term, subject to annual renewal by the Boards of Directors for an additional year beyond the then-current expiration date.  The current base salary under the employment agreement is $198,790.  The agreement also provides for participation in employee benefit plans and programs maintained for the benefit of employees and senior management personnel, including incentive compensation, health and welfare benefits, retirement benefits and certain fringe benefits as described in the agreements, as well as the use of a Bank-owned automobile by Mr. Paciulli.

Upon termination of Mr. Paciulli’s employment for “cause,” as defined in the agreement, he will receive no further compensation or benefits under the agreement.  If we terminate Mr. Paciulli for reasons other than cause, or if he resigns after the occurrence of specified circumstances that constitute constructive termination, referred to in the agreement as a termination for “good reason,” he will continue to receive a severance benefit equal to the sum of (i) one year’s base salary, plus (ii) the amount of any bonus paid to him during the twelve-month period prior to the date of his termination of employment.  In addition, he will receive continued health and life insurance coverage for the remaining unexpired term of the agreement.  Under the agreement, Mr. Paciulli has good reason to terminate his employment if we (i) materially reduce his base salary (other than as part of an overall restructuring of employee compensation), (ii) materially change his position, authority and responsibilities or (iii) materially breach the agreement.

Under the employment agreement, if, in connection with or following a change in control (as described in the agreements), we terminate Mr. Paciulli without cause or if he terminates employment voluntarily under certain circumstances that would constitute good reason under the agreement, he will receive a severance payment equal to two times his base salary then in effect and average bonus paid during the two years prior to the change in control.  In addition, he will receive continued coverage under our health and life insurance programs for 24 months.  If at the time of a change in control the remaining term of agreement is less than one year, then the term will automatically extend for a period of one year after the date of the change in control.

Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times the individual’s base amount are deemed to be “excess parachute payments” if they are contingent upon a change in control.  Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payment in excess of the base amount, and we would not be entitled to deduct such amount.  The employment agreement will provide for the reduction of change in control payments to Mr. Paciulli to the extent necessary to ensure that he will not receive “excess parachute payments.”

Upon a voluntary termination or a termination of employment with or without cause or for good reason, Mr. Pacuilli will be required to adhere to a one-year non-competition restriction.  The non-competition obligations are waived in the event of a change in control, unless Mr. Paciulli voluntarily terminates employment other than for good reason within sixty days of the change in control.

Change in Control Agreement.  Meetinghouse Bank has entered into a two-year change in control agreement with Wayne Gove.  Under the change in control agreement, if we terminate Mr. Gove’s employment for any reason other than cause, as defined in the agreements, or if he terminates his employment for “good reason,” in either case in connection with or within one year of a change in control and he is not offered a comparable position with our successor, we will pay him a lump sum cash payment equal to two times his base salary then in effect.  In addition, he will receive continued coverage under our health and life insurance programs for 24 months.  Under the agreement, Mr. Gove generally has the ability to terminate his employment for “good reason” if we (i) materially reduce his base salary, (ii) materially reduce his authority, duties or responsibilities, (iii) materially reduce the authority, duties or responsibilities of the person to whom he reports, or (iv) relocate his office more than 25 miles.  The change in control agreement provides that, if necessary, the payments under the agreement will be reduced so that none of the payments constitute excess parachute payments for purposes of Section 280G of the Internal Revenue Code.

OTHER INFORMATION RELATING TO DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities Exchange Commission.  Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers, directors and greater than 10% beneficial owners has complied with applicable reporting requirements for transactions in Meetinghouse Bancorp common stock during the fiscal year ended September 30, 2013.

Transactions with Related Persons

The Sarbanes-Oxley Act of 2002 generally prohibits Meetinghouse Bancorp from making loans to its executive officers and directors.  However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans made by Meetinghouse Bank to its executive officers and directors in compliance with federal banking regulations.  Federal regulations generally require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features, although federal regulations allow us to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees that does not give preference to any executive officer or director over any other employee.

In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to the person and his or her related interests, are in excess of the greater of $25,000 or 5% of Meetinghouse Bank’s capital and surplus, up to a maximum of $500,000, must be approved in advance by a majority of the disinterested members of the Board of Directors.

The outstanding balance of loans extended by Meetinghouse Bank to its executive officers and directors and related parties was $169,000 at September 30, 2013.  Such loans were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Meetinghouse Bank, and did not involve more than the normal risk of collectability or present other unfavorable features when made.

Other Transactions.  Since the beginning of our last fiscal year, there have been no transactions and there are no currently proposed transactions in which we were or are to be a participant and the amount involved exceeds $120,000, and in which any of our executive officers and directors had or will have a direct or indirect material interest.

SUBMISSION OF BUSINESS PROPOSALS

AND SHAREHOLDER NOMINATIONS

Proposals that shareholders seek to have included in the proxy statement for the Company’s next annual meeting must be received by the Company no later than September 9, 2014.  If next year’s annual meeting is held on a date more than 30 days from February 19, 2015, a shareholder proposal must be received within a reasonable time before the Company begins to print and mail its proxy solicitation materials for such annual meeting.  Any such proposals will be subject to the requirements of the proxy rules adopted by the Securities Exchange Commission.

The Company’s Bylaws provide that, in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a shareholder must deliver notice of such nominations and/or proposals to the Corporate Secretary not less than 90 nor more than 120 days before the date of the annual meeting; provided that if less than 100 days’ notice of the annual meeting is given to shareholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to shareholders.  A copy of the Bylaws may be obtained from the Company.

SHAREHOLDER COMMUNICATIONS

The Company encourages shareholders to communicate with the Board of Directors and/or individual directors.  Shareholders who wish to communicate with the Board of Directors or an individual director should do so in writing to Meetinghouse Bancorp, Inc., 2250 Dorchester Avenue, Dorchester, Massachusetts 02124.  Communications regarding financial or accounting policies may be made in writing to the Chairperson of the Audit Committee, at the same address.  All other communications should be sent in writing to the attention of the Chairperson of the Nominating and Corporate Governance Committee at the same address.

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation.  The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses they incur in sending proxy materials to the beneficial owners of Meetinghouse Bancorp common stock.  In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation.  Furthermore, AST Phoenix Advisors, a proxy solicitation firm, will assist the Company in soliciting proxies.  The Company will pay a $4,000 fee for this service plus out-of-pocket expenses.

The Company’s Annual Report on Form 10-K has been included with this Proxy Statement.  Any shareholder who has not received a copy of the Form 10-K may obtain a copy by writing to the Corporate Secretary of the Company or by accessing a copy online.  See “Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on February 19, 2014.”  The Form 10-K is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning a proxy card.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Daniel T. Flatley
Daniel T. Flatley
Corporate Secretary

Dorchester, Massachusetts
January 7, 2014

APPENDIX A

MEETINGHOUSE BANCORP, INC.

2014 EQUITY INCENTIVE PLAN

ARTICLE 1

PURPOSE

The purpose of the Meetinghouse Bancorp, Inc. 2014 Equity Incentive Plan (the “Plan”) is to promote the success, and enhance the value, of Meetinghouse Bancorp, Inc. (the “Company”) by linking the personal financial and economic interests of employees, officers and directors of the Company or any Affiliate (as defined below) to those of Company stockholders and by providing such persons with an incentive for performance.  The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of employees, officers and directors upon whose judgment, interest and effort the successful conduct of the Company’s operation largely depends.  Accordingly, the Plan permits the grant of equity incentive awards from time to time to selected employees, officers and directors of the Company and its Affiliates.

ARTICLE 2

DEFINITIONS

When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Article 2 unless the context clearly requires a different meaning.  The following words and phrases shall have the following meanings:

“Affiliate” means an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.

“Award” means any Option or Restricted Stock Award granted to a Participant under the Plan.

“Award Agreement” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award.

“Board of Directors” means the Board of Directors of the Company.

“Change in Control” means the occurrence of any one of the following events:

(1)                                 Merger: The Company merges into or consolidates with another corporation, or merges another corporation into the Company, and, as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company immediately before the merger or consolidation;

(2)                                 Acquisition of Significant Share Ownership: A report on Schedule 13D or another form or schedule (other than Schedule 13G) is filed or is required to be filed under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s voting securities, but this clause (2) shall not apply to beneficial ownership of Company voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns fifty percent (50%) or more of its outstanding voting securities; or

(3)                                 Change in Board Composition:  During any period of two consecutive years, individuals who constitute the Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that for purposes of this clause (3), each director who is first elected by the Board (or first nominated by the Board for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period.

“Change in Control Price” means the highest price per share of Shares offered in conjunction with any transaction resulting in a Change in Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash) or, in the case of a Change in Control occurring solely by reason of a change in the composition of the Board of Directors, the highest Fair Market Value of the Shares on any of the thirty (30) trading days immediately preceding the date on which a Change in Control occurs.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the committee of the Board of Directors described in Article 4 of the Plan.

“Company” means Meetinghouse Bancorp, Inc., or any successor corporation.

“Covered Employee” means a covered employee as defined in Section 162(m)(3) of the Code.

“Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee, officer or director of the Company or any Affiliate, as applicable.  Continuous service shall not be considered interrupted in the case of sick leave, military leave or any other absence approved by the Company or an Affiliate, in the case of transfers between payroll locations or between the Company, an Affiliate or a successor, or performance of services in an emeritus, advisory or consulting capacity; provided, however, that for purposes of an Incentive Stock Option, such service shall only include service as an employee or an approved absence while serving as an employee.

“Disability” shall mean any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his or her customary and usual duties for the Company or an Affiliate, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature.  The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition.  Notwithstanding the above, with respect to an Incentive Stock Option, “Disability” shall mean “Permanent and Total Disability” as defined in Section 22(e)(3) of the Code.

“Effective Date” has the meaning assigned to such term in Section 3.1 of the Plan.

“Eligible Participant” means an employee, officer or director of the Company or any Affiliate.

“Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

“Fair Market Value” on any date, means (i) if the Stock is listed on an Exchange, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the

Stock is not listed on a securities exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria.

“Grant Date” means the date an Award is made by the Committee.

“Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

“Non-Employee Director” means a director of the Company or an Affiliate who is not a common law employee of the Company or an Affiliate.

“Non-Statutory Stock Option” means an Option that is not an Incentive Stock Option.

“Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods.  An Option may be either an Incentive Stock Option or a Non-Statutory Stock Option.

“Parent or Subsidiary” means a “parent corporation” or “subsidiary corporation” as such terms are defined in Sections 424(e) and (f) of the Code.

“Participant” means a person who, as an employee, officer or director of the Company or any Affiliate, has been granted an Award under the Plan; provided, however, that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Section 9.4 of the Plan or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

“Plan” means this Meetinghouse Bancorp, Inc. 2014 Equity Incentive Plan, as amended from time to time.

“Restricted Stock Award” means Stock granted to a Participant under Article 8 of the Plan that is subject to certain restrictions and to risk of forfeiture.

“Shares” means shares of the Company’s Stock.  If there has been an adjustment or substitution pursuant to Article 10 of the Plan, the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Article 10 of the Plan.

“Stock” means the common stock of the Company, par value $0.01, and such other securities of the Company as may be substituted for Stock pursuant to Article 10 of the Plan.

“1933 Act” means the Securities Act of 1933, as amended from time to time.

“1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 3

EFFECTIVE TERM OF PLAN

3.1                               EFFECTIVE DATE.  The Plan shall be effective as of the date it is approved by the stockholders of the Company (the “Effective Date”).

3.2                               TERMINATION OF PLAN.  The Plan shall terminate on the tenth anniversary of the Effective Date.  The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination.

ARTICLE 4

ADMINISTRATION

4.1                               COMMITTEE.  The Plan shall be administered by a Committee appointed by the Board of Directors (which Committee shall consist of at least two disinterested directors) or, at the discretion of the Board of Directors from time to time, the Plan may be administered by the full Board of Directors.  It is intended that at least two of the directors appointed to serve on the Committee shall be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the 1934 Act) or “outside directors” (within the meaning of Section 162(m) of the Code and the regulations thereunder) and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who, at the time of consideration for such Award, (i) are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or (ii) are reasonably anticipated to become Covered Employees during the term of the Award.  However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan.  The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board of Directors.  The Board of Directors may reserve for itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes.  To the extent the Board of Directors has reserved any authority and responsibility or during any time that the Board of Directors is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board of Directors.  To the extent any action of the Board of Directors under the Plan conflicts with actions taken by the Committee, the actions of the Board of Directors shall control.

4.2                               ACTION AND INTERPRETATIONS BY THE COMMITTEE.  For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, consistent with the Plan, as the Committee may deem appropriate.  The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.  Each member of the Committee is entitled, in good faith, to rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, by the Company’s or an Affiliate’s independent certified public accountants, by Company counsel or by any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

4.3                               AUTHORITY OF COMMITTEE.  Except as provided below, the Committee has the exclusive power, authority and discretion to:

(a)                                 Grant Awards;

(b)                                 Designate Participants;

(c)                                  Determine the type or types of Awards to be granted to each Participant;

(d)                                 Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(e)                                  Determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the exercise price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

(f)                                   Accelerate the vesting, exercisability or lapse of restrictions of any outstanding Award in accordance with Articles 9 and 10 of the Plan, based in each case on such considerations as the Committee in its sole discretion determines;

(g)                                  Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(h)                                 Decide all other matters that must be determined in connection with an Award;

(i)                                     Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

(j)                                    Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and

(k)                                 Amend the Plan or any Award Agreement as provided herein.

Notwithstanding the above, the Board of Directors or the Committee may also delegate, to the extent permitted by applicable law, to one or more officers of the Company, the Committee’s authority under subsections (a) through (h) above, pursuant to a resolution that specifies the total number of Options or Restricted Stock Awards that may be granted under the delegation; provided that no officer may be delegated the power to designate himself or herself as a recipient of such Awards; and provided further, that no delegation of its duties and responsibilities may be made to officers of the Company with respect to Awards to Eligible Participants who as of the Grant Date are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or who as of the Grant Date are reasonably anticipated to become Covered Employees during the term of the Award.  The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report to the Committee regarding the delegated duties and responsibilities.

4.4                               AWARD AGREEMENTS.  Each Award shall be evidenced by an Award Agreement. Each Award Agreement shall include such provisions, consistent with the Plan, as may be specified by the Committee.

ARTICLE 5

SHARES SUBJECT TO THE PLAN

5.1                               NUMBER OF SHARES.  Subject to adjustment as provided in Article 10 of the Plan, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 92,575.

5.2                               SHARE COUNTING.  Any Shares subject to an Award that is forfeited, expires, or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award shall, to the extent of such forfeiture, expiration, or non-issuance, again become available for Awards under this Plan and correspondingly increase the number of Shares available for grant and issuance under the Plan. The following Shares shall not, however, again become available for Awards or increase the number of Shares available for grant under the Plan: (i) Shares tendered by the Participant or withheld by the Company in payment of the purchase price of a Option issued under this Plan, (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award, and (iii) Shares repurchased by the Company with proceeds received from the exercise of an Option issued under this Plan.

5.3                               STOCK DISTRIBUTED.  Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

5.4                               LIMITATION ON AWARDS.  Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Article 10), the maximum number of Shares that may be delivered pursuant to Awards under the Plan is 92,575, of which the maximum number of Shares that may be delivered pursuant to Award of Restricted Stock under the Plan is 26,450 and the maximum number that may be delivered pursuant to Option exercises is 66,125.

ARTICLE 6

ELIGIBILITY

Awards may be granted only to Eligible Participants; except that Incentive Stock Options may be granted only to Eligible Participants who are employees of the Company or a Parent or Subsidiary of the Company.

ARTICLE 7

STOCK OPTIONS

7.1                               GENERAL.  The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a)                                 Exercise Price.  The exercise price of an Option shall not be less than the Fair Market Value per Share as of the Grant Date.

(b)                                 Time and Conditions of Exercise.  The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(d) of the Plan.  The Committee shall also determine the conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested.  The Committee may waive any exercise or vesting provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exercisable or vested at an earlier date.

(c)                                  Payment.  The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, Shares, or other property (including “cashless exercise” arrangements), and the methods by which Shares shall be delivered or deemed to be delivered to Participants.

(d)                                 Exercise Term.  In no event may any Option be exercisable for more than ten (10) years from the Grant Date.

7.2                               INCENTIVE STOCK OPTIONS.  The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

(a)                                 Lapse of Option.  Subject to any earlier termination provision contained in the Award Agreement, an Incentive Stock Option shall lapse upon the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in subsections (3), (4) or (5) below, provide in writing that the Option will extend until a later date, but if an Option is so extended and is exercised after the dates specified in subsections (3) and (4) below, it will automatically become a Non-Statutory Stock Option:

(1)                                 The expiration date set forth in the Award Agreement.

(2)                                 The tenth anniversary of the Grant Date.

(3)                                 Three (3) months after termination of the Participant’s Continuous Status as a Participant for any reason other than the Participant’s Disability or death.

(4)                                 One (1) year after the Participant’s Continuous Status as a Participant by reason of the Participant’s Disability.

(5)                                 One (1) year after the Participant’s death if the Participant dies while employed or during the three-month period described in paragraph (3), or during the one-year period described in paragraph (4), but before the Option otherwise lapses.

Unless the exercisability of the Incentive Stock Option is accelerated as provided in Articles 9 or 10 of the Plan, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the Shares that were otherwise vested on the Participant’s termination of employment.  Upon the Participant’s death, any exercisable Incentive Stock Options may be exercised by the Participant’s Beneficiary, determined in accordance with Section 9.4 of the Plan.

(b)                                 Individual Dollar Limitation.  The aggregate Fair Market Value (determined as of the Grant Date) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 (or any higher value as may be permitted under Section 422 of the Code).

(c)                                  Ten Percent Owners.  No Incentive Stock Option shall be granted to any individual who, at the Grant Date, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary unless the exercise price per share of such Option is at least one hundred and ten percent (110%) of the Fair Market Value per Share at the Grant Date and the Option expires no later than five (5) years after the Grant Date.

(d)                                 Expiration of Authority to Grant Incentive Stock Options.  No Incentive Stock Option may be granted pursuant to the Plan after the day immediately prior to the tenth anniversary of the date the Plan was approved by stockholders, or the termination of the Plan, if earlier.

(e)                                  Right to Exercise.  During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant’s Disability, by the Participant’s guardian or legal representative.

(f)                                   Eligible Grantees.  The Committee may not grant an Incentive Stock Option to a person who is not at the Grant Date an employee of the Company or of an Affiliate.

(g)                                  Limitations of Option Grants for Section 162(m) of the Code.  The Committee may not grant more than 16,531 Options to any individual in any single calendar year.

ARTICLE 8

RESTRICTED STOCK

8.1                               GRANT OF RESTRICTED STOCK.  The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee.

8.2                               ISSUANCE AND RESTRICTIONS.  Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock).  These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.  Except as otherwise provided in an Award Agreement, the Participant shall have all of the rights of a stockholder with respect to the Restricted Stock.

8.3                               FORFEITURE.  Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Status as a Participant during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in connection with a Change in Control or in the event of terminations resulting from death or Disability, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

8.4                               DELIVERY OF RESTRICTED STOCK.  Unless otherwise held in a trust and registered in the name of the trustee, reasonably promptly after the Grant Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom the Restricted Stock was granted, evidencing such shares.  Each such stock certificate shall bear the following legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Meetinghouse Bancorp, Inc. 2014 Equity Incentive Plan and in the Award Agreement entered into between the registered owner of such shares and Meetinghouse Bancorp, Inc. or its Affiliates.  A copy of the Plan and the Award Agreement is on file in the office of the Corporate Secretary of Meetinghouse Bancorp, Inc.”

Such legend shall not be removed until the Participant vests in such shares pursuant to the terms of the Plan and the Award Agreement.  Each certificate issued pursuant to this Section 8.4, in connection with a Restricted Stock Award, shall be held by the Company or its Affiliates, unless the Committee determines otherwise.

8.5                               VOTING RIGHTS.  Unless otherwise determined by the Committee at the time of grant, a Participant holding Restricted Stock shall be entitled to exercise full voting rights with respect to those Shares during the restriction period.

8.6                               DIVIDENDS AND OTHER DISTRIBUTIONS.  During the restriction period, a Participant holding Restricted Stock may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares.  Such dividends shall be paid to the Participant at times determined by the Committee in its sole discretion.  The Committee may apply any restrictions to the dividends that the Committee deems appropriate.

8.7                               PERFORMANCE AWARDS.  Subject to the limitations of this Plan, the Committee may, in its discretion, grant performance awards to eligible individuals upon such terms and conditions and at such times as the ommittee shall determine.  Performance awards may be in the form of performance shares.  An award of a performance share is a grant of a right to receive shares of Stock that is contingent upon the achievement of performance or other objectives during a specified period and which has a value on the date of grant equal to the Fair Market Value of a share of Stock.

Subject to the terms of this Plan and the requirements of Section 409A of the Code, the Committee has the authority to determine the nature, length and starting date of the period during which a Participant may earn a performance award and will determine the conditions that must be met in order for a performance award to be granted or to vest or be earned.  These conditions may include specific performance objectives, continued service or employment for a certain period of time, or a combination of such conditions.  Performance awards granted under the Plan may be based on one or more of the following business criteria: tangible book value and changes to tangible book value, basic earnings per common share, basic cash earnings per common share, diluted earnings per common share, diluted cash earnings per common share, net income, cash earnings, net interest income, noninterest income, general and administrative expense to average assets ratio, cash general and administrative expense to average assets ratio, efficiency ratio, cash efficiency ratio, return on average assets, cash return on average assets, return on average stockholders’ equity, cash return on average stockholders’ equity, return on average tangible stockholders’ equity, cash return on average tangible stockholders’ equity, core earnings, operating income, operating efficiency ratio, net interest rate spread, loan production volume, nonperforming loans, cash flow, strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management, or any combination of the foregoing.  Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, past performance of the Company or any subsidiary, operating unit or division of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, stockholders’ equity and/or shares of common stock outstanding, or to assets or net assets.

No later than ninety (90) days following the commencement of a performance period (or such other time as may be required by Section 162(m) of the Code), the Committee shall, in writing (i) select the performance goal or goals applicable to the performance period, (ii) establish the various targets and bonus amounts that may be earned for such performance period, and (iii) specify the relationship between the performance goals and targets and the amounts to be earned by each Participant for the performance period.

ARTICLE 9

GENERAL PROVISIONS APPLICABLE TO AWARDS

9.1                               STAND-ALONE AND TANDEM AWARDS.  Awards granted under the Plan may, in the sole discretion of the Committee, be granted either alone or in addition to or, in tandem with, any other Award granted under the Plan.

9.2                               TERM OF AWARD.  The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option exceed a period of ten (10) years from its Grant Date (or, if Section 7.2(c) applies, five (5) years from its Grant Date).

9.3                               LIMITS ON TRANSFER.  No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate.  No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if that Code section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be an option described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

9.4                               BENEFICIARIES.  Notwithstanding Section 9.3 of the Plan, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death.  A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee.  If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant’s estate.  Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

9.5                               STOCK CERTIFICATES.  All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted or traded.  The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

9.6                               ACCELERATION UPON DEATH OR DISABILITY.  Except as otherwise provided in the Award Agreement, upon the Participant’s death or Disability during his or her Continuous Status as a Participant, all of such Participant’s outstanding Options and other Awards in the nature of rights that may be exercised shall become fully exercisable and all time-based vesting restrictions on the Participant’s outstanding Awards shall lapse.  Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement.  To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(b) of the Plan, the excess Options shall be deemed to be Non-Statutory Stock Options.

9.7                               TERMINATION OF EMPLOYMENT.  Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion and in accordance with the terms of the Plan, and any determination by the Committee shall be final and conclusive.  A Participant’s Continuous Status as a Participant shall not be deemed to terminate in a circumstance in which a Participant transfers from the Company to an Affiliate, transfers from an Affiliate to the Company, or transfers from one Affiliate to another Affiliate.  To the extent that this provision causes Incentive Stock Options to extend beyond three (3) months from the date a Participant is deemed to be an employee of the Company, a Parent or Subsidiary for purposes of Sections 424(e) and 424(f) of the Code, the Options held by such Participant shall be deemed to be Non-Statutory Stock Options.

ARTICLE 10

CHANGE IN CAPITAL STRUCTURE; CHANGE IN CONTROL

10.1                        CHANGES IN CAPITAL STRUCTURE.  In the event of a corporate event or transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Article 5 shall be adjusted proportionately, and the Committee shall adjust the Plan and Awards to preserve the benefits or potential benefits of the Awards.  Action by the Committee may include: (i) adjustment of the number and kind of Shares which may be delivered under the Plan; (ii) adjustment of the number and kind of Shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable.  Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock unto a lesser number of Shares, the authorization limits under Article 5 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically be adjusted proportionately without any change in the aggregate purchase price therefor.

10.2                        ACCELERATED VESTING AND PAYMENT.  Subject to the provisions of Section 10.3 of the Plan or as otherwise provided in the Award Agreement, in the event of a Change in Control, unless otherwise specifically prohibited under law or by the rules and regulations of an Exchange:

(a)                                 Any and all Options granted hereunder shall become immediately exercisable; additionally, if a Participant’s employment or service is involuntarily terminated or constructively terminated for any reason except cause (as determined by the Committee) within twelve (12) months of the Change in Control, the Participant shall have until the expiration of the term of the Option to exercise such Options;

(b)                                 Any time-based and other restrictions imposed on Restricted Stock shall lapse; and

(c)                                  The Committee shall have the ability to unilaterally determine that all outstanding Awards are cancelled upon a Change in Control, and the value of such Awards, as determined by the Committee in accordance with the terms of the Plan and the Award Agreement, be paid out in cash in an amount based on the Change in Control Price within a reasonable time subsequent to the Change in Control.

10.3                        ALTERNATIVE AWARDS.  Notwithstanding Section 10.2 of the Plan, no cash settlement or other payment shall occur with respect to any Award if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Award shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted Award hereinafter called an “Alternative Award”) by any successor as described in Section 12.16 of the Plan; provided, however, that any such Alternative Award must:

(a)                                 Be based on stock which is traded on an established U.S. securities market, or that the Committee reasonably believes will be so traded within sixty (60) days after the Change in Control;

(b)                                 Provide the Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award;

(c)                                  Have substantially equivalent economic value to such Award (determined at the time of the Change in Control); and

(d)                                 Have terms and conditions which provide that, in the event the Participant’s employment is involuntarily terminated or constructively terminated, any conditions on a Participant’s rights under, or any restrictions on transfer or exercisability applicable to, each Alternative Award shall be waived or shall lapse, as the case may be.

ARTICLE 11

AMENDMENT, MODIFICATION AND TERMINATION

11.1                        AMENDMENT, MODIFICATION AND TERMINATION.  The Board of Directors or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board of Directors or the Committee, either (i) materially increase the number of Shares available under the Plan, (ii) expand the types of awards under the Plan, (iii) materially expand the class of Eligible Participants, (iv) materially extend the term of the Plan, or (v) otherwise constitute a material change requiring stockholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to stockholder approval; and provided, further, that the Board of Directors or Committee may condition any other amendment or modification on the approval of stockholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable to (i) permit Awards made hereunder to be exempt from liability under Section 16(b) of the 1934 Act, (ii) comply with the listing or other requirements of an Exchange, or (iii) satisfy any other tax, securities or other applicable laws, policies or regulations.

11.2                        AWARDS PREVIOUSLY GRANTED.  At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

(a)                                 Subject to the terms of the applicable Award Agreement, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment or termination (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value per Share as of the date of such amendment or termination over the exercise price of such Award);

(b)                                 The original term of an Option may not be extended without the prior approval of the stockholders of the Company;

(c)                                  Except as otherwise provided in Article 10 of the Plan, the exercise price of an Option may not be reduced, directly or indirectly, without the prior approval of the stockholders of the Company; and

(d)                                 No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby.  An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value per Share as of the date of such amendment over the exercise or base price of such Award).

ARTICLE 12

GENERAL PROVISIONS

12.1                        NO RIGHTS TO AWARDS; NON-UNIFORM DETERMINATIONS.  No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not Eligible Participants are similarly situated).

12.2                        NO STOCKHOLDER RIGHTS.  Except as otherwise provided in this Plan or in an Award Agreement, no Award gives a Participant any of the rights of a stockholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

12.3                        WITHHOLDING.  The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan.  If Shares are surrendered to the Company to satisfy withholding obligations in excess of the minimum withholding obligation, such Shares must have been held by the Participant as fully vested shares for such period of time, if any, as necessary to avoid variable accounting for the Option.  With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award Shares such number of Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

12.4                        NO RIGHT TO CONTINUED SERVICE.  Nothing in the Plan, in any Award Agreement or in any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, director or consultant at any time, nor confer upon any Participant any right to continue as an employee, officer, director or consultant of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.

12.5                        UNFUNDED STATUS OF AWARDS.  The Plan is intended to be an “unfunded” plan for incentive and deferred compensation.  With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or in any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate.  The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

12.6                        RELATIONSHIP TO OTHER BENEFITS.  No payment under the plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the company or any affiliate unless expressly provided otherwise in such other plan.

12.7                        EXPENSES.  The expenses of administering the plan shall be borne by the Company and its Affiliates.

12.8                        TITLES AND HEADINGS.  The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

12.9                        GENDER AND NUMBER.  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

12.10                 FRACTIONAL SHARES.  No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

12.11                 GOVERNMENT AND OTHER REGULATIONS.

(a)                                 Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

(b)                                 Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee.  Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements.  The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled.  The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

(c)                                  Notwithstanding any other provision contained in the Plan, this Plan will comply with all applicable regulatory requirements, including the following:

(i)                                     No single grant of Options or Restricted Stock Awards under the Plan may become exercisable or vest at a rate more quickly than thirty-three and one-third percent (33 1/3%) per year commencing one (1) year from the Grant Date; and

(ii)                                  the Company’s primary federal banking regulator may direct the Company to require a Participant to exercise or forfeit an Award.

12.12                 GOVERNING LAW.  To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of Massachusetts.

12.13                 ADDITIONAL PROVISIONS.  Each Award Agreement may contain such other terms and conditions as the Committee may determine; provided, however, that such other terms and conditions are not inconsistent with the provisions of the Plan.

12.14                 INDEMNIFICATION.  To the extent allowable under applicable law, each member of the Committee shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he or she may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him or her provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify or hold them harmless.

12.15                 NO LIMITATIONS ON RIGHTS OF COMPANY.  Subject to Section 12.16 of the Plan, the grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.  The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume Awards, other than under the Plan, to or with respect to any person.  If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

12.16                 SUCCESSORS.  Any obligations of the Company or an Affiliate under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company or Affiliate, respectively, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company or Affiliate, as applicable.

*      *      *

THE PROXY STATEMENT FOR THE 2014 ANNUAL MEETING OF SHAREHOLDERS IS AVAILABLE AT HTTP://WWW.CFPPROXY.COM/7643. ALSO AVAILABLE ON THIS WEBSITE IS THE COMPANY’S 2013 ANNUAL REPORT ON FORM 10-K, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH INCLUDES THE COMPANY’S AUDITED CONSOLIDATED FINANCIAL STATEMENTS. 7643 ANNUAL MEETING OF SHAREHOLDERS FEBRUARY 19, 2014 8:30 A.M., LOCAL TIME THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The undersigned hereby appoints Daniel T. Flatley and Richard W. Shea, each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of Meetinghouse Bancorp, Inc. (the “Company”) owned of record by the undersigned at the Annual Meeting of Shareholders, to be held on February 19, 2014, at 8:30 a.m., local time, at the Phillips Old Colony House, 780 Morrissey Blvd., Dorchester, Massachusetts, and at any and all adjournments and postponements of the meeting, as designated below with respect to the matters set forth below and described in the Proxy Statement for the 2014 Annual Meeting of Shareholders and, in their discretion, for the election of a person to the Board of Directors if the nominee named below becomes unable to serve or for good cause will not serve and with respect to any other business that may properly come before the meeting. Any prior proxies or voting instructions are hereby revoked. IMPORTANT ANNUAL MEETING INFORMATION PLEASE MARK VOTES AS IN THIS EXAMPLE X REVOCABLE PROXY MEETINGHOUSE BANCORP, INC. Date Sign above Co-holder (if any) sign above Please be sure to date and sign this proxy card in the box below. Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required. 1. The election as directors of the nominees listed. 01) Barry T. Hannon 02) Paul G. Hughes 03) Anthony A. Paciulli To withhold vote as to any nominee(s), print name(s): FOLD HERE – PLEASE DO NOT DETACH – PLEASE ACT PROMPTLY PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXYIN THE ENCLOSED POSTAGE-PAID ENVELOPE TODAY. For Against Abstain 2. The approval of the Meetinghouse Bancorp, Inc. 2014 Equity Incentive Plan. 3. The ratification of the appointment of Shatswell, MacLeod & Company, P.C. as the independent registered public accounting firm for the Company for the fiscal year ending September 30, 2014. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” OF THE ABOVE LISTED NOMINEES AND A VOTE “FOR” THE OTHER LISTED PROPOSALS If properly signed and dated, this revocable proxy will be voted as directed, but if no instructions are specified, this proxy, if properly signed and dated, will be voted “FOR ALL” of the listed nominees and “FOR” the other listed proposals. If any other business is presented at the Annual Meeting, including whether or not to adjourn the Annual Meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Board of Directors to vote (1) with respect to the election of any person as Director, where the nominees are unable to serve or for good cause will not serve and (2) matters incident to the conduct of the meeting. The above signed acknowledges receipt from the Company, before the execution of this proxy, of the Notice and Proxy Statement for the Annual Meeting and the Annual Report on Form 10-K. Mark here if you no longer wish to receive paper annual meeting materials and instead view them online. Mark here if you plan to attend the meeting. Mark here for address change. __________________________________________________________ __________________________________________________________ __________________________________________________________ Comments: __________________________________________________________ __________________________________________________________ __________________________________________________________ For Against Abstain For With- For All All hold Except

TO: PARTICIPANTS IN THE MEETINGHOUSE BANK EMPLOYEE STOCK OWNERSHIP PLAN As a participant in the Meetinghouse Bank Employee Stock Ownership Plan (the “ESOP”) you are entitled to direct First Trust of MidAmerica, services provided by Community Bank of Pleasant Hill (the “ESOP Trustee”), how to vote the shares of Meetinghouse Bancorp, Inc. common stock allocated to your ESOP account on the proposals to be presented at the Annual Meeting of Shareholders of Meetinghouse Bancorp, Inc. (“Meetinghouse”) on February 19, 2014. The ESOP Trustee will vote all allocated shares of Meetinghouse common stock as directed by the ESOP participants. The ESOP Trustee will vote unallocated shares of Meetinghouse common stock held in the ESOP Trust and the allocated shares for which timely instructions are not received in a manner calculated to most accurately reflect the instructions the ESOP Trustee receives from participants, subject to its fiduciary duties. HOW TO EXERCISE YOUR RIGHTS. You may direct the voting of shares allocated to your ESOP account by completing, signing, dating and returning the enclosed Voting Instruction Card. Please note that to direct the ESOP Trustee to vote with respect to any of the proposals presented at the Annual Meeting, you must specifically mark your instructions on the Voting Instruction Card. Items left blank will not be considered instructions to the ESOP Trustee. CONFIDENTIALITY OF VOTING INSTRUCTIONS. Your voting instructions to the ESOP Trustee will be completely confidential. The ESOP Trustee will tabulate the voting instructions provided by ESOP participants. The ESOP Trustee has agreed to maintain your voting instructions in strict confidence. In no event will your voting instructions be reported to Meetinghouse or Meetinghouse Bank. The Voting Instruction Card should be sent (using the self-addressed and postage-paid envelopes provided) to the ESOP Trustee and should not be sent to Meetinghouse. DELIVERY OF PROXY MATERIALS. A copy of Meetinghouse’s Proxy Statement for the 2014 Annual Meeting of Stockholders and a copy of its 2013 Annual Report on Form 10-K are enclosed for your review. As noted in the Proxy Statement, the 2014 Annual Meeting is scheduled for Wednesday, February 19, 2014, at 8:30 a.m., local time, at the Phillips Old Colony House in Dorchester, Massachusetts. DEADLINE FOR VOTING. Your signed, dated and completed Voting Instruction Card must be received by the ESOP Trustee on February 12, 2014.

‘ 8006 ANNUAL MEETING OF SHAREHOLDERS FEBRUARY 19, 2014 The undersigned hereby instructs First Trust of MidAmerica, services provided by Community Bank of Pleasant Hill (the “ESOP Trustee”), to vote all shares of common stock of Meetinghouse Bancorp, Inc. (the “Company”) allocated to the account(s) of the undersigned pursuant to the Meetinghouse Bank Employee Stock Ownership Plan (the “ESOP”) at the Annual Meeting of Shareholders to be held at the Phillips Old Colony House, located at 780 Morrissey Blvd., Dorchester, Massachusetts, on Wednesday, February 19, 2014 at 8:30 a.m., local time, and at any and all adjournments thereof, as set forth hereon. PLEASE MARK VOTES AS IN THIS EXAMPLE X VOTING INSTRUCTION CARD MEETINGHOUSE BANCORP, INC. Date Sign above Please be sure to sign and date this Voting Instruction Card in the box below. 1. The election as directors of the nominees listed. 01) Barry T. Hannon 02) Paul G. Hughes 03) Anthony A. Paciulli FOLD HERE – PLEASE DO NOT DETACH – PLEASE ACT PROMPTLY PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS VOTING INSTRUCTION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE For Against Abstain 2. The approval of the Meetinghouse Bancorp, Inc. 2014 Equity Incentive Plan. 3. The ratification of the appointment of Shatswell, MacLeod & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2014. The undersigned acknowledges receipt from the Company, before the execution of this Voting Instruction Card, of the Company’s Proxy Statement for the Annual Meeting and the Company’s 2013 Annual Report on Form 10-K. In order to be effective, voting instructions must be received by the ESOP Trustee by February 12, 2014. You must specifically mark your instructions on this Voting Instruction Card. Items left blank will not be considered instructions to the ESOP Trustee. The Board of Directors of the Company recommends a vote “FOR ALL” of the above named nominees and “FOR” Proposals 2 and 3. Mark here if you plan to attend the meeting. Mark here for address change. __________________________________________________________ __________________________________________________________ __________________________________________________________ Comments: __________________________________________________________ __________________________________________________________ __________________________________________________________ For Against Abstain For With- For All All hold Except E S O P To withhold vote as to any nominee(s), print name(s) on line below: